CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2025
CONVERTIBLE NOTES
CONVERTIBLE NOTES

6. CONVERTIBLE NOTES

Convertible notes consist of:

	December 31,	December 31,
Lender	2025	2024
Lifschultz Enterprise Company LLC	$220,139	$214,375
Totals	220,139	214,375
Current portion	-	-
Non-current portion	$220,139	$214,375

The notes bear interest at 12% compounded semi-annually and their maturity was extended on April 27, 2020 to April 27, 2022 and effective January 1, 2023 to January 1, 2026. These notes automatically extended upon maturity for an additional two year period until January 1, 2028. The notes are convertible into shares of Genoil common stock at a price of $0.01 per share.

The notes provide that in the event that the inflation rate (based on the US CPI) exceeds 3%, the principal and accrued interest balances are increased by such inflation rate. Effective December 31, 2021, this inflation protection provision was triggered.

Effective December 31, 2025, as a result of the inflation protection provision, the principal balance due to Lifschultz Enterprise Company LLC increased 2.69% or $5,765 (from $214,375 to $220,139) and the accrued interest balance due Lifschultz Enterprise Company LLC increased 2.69% or $1,892 (from $70,364 to $72,256). The $7,657 total increase in the principal and accrued interest balances has been included in Finance expense in the accompanying consolidated statement of operations for the year ended December 31, 2025.